411 East Wisconsin Avenue	Attorneys at Law in:
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www.quarles.com	Milwaukee and Madison, Wisconsin

May 28, 2010

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C.  20549

Re:	Wisconsin Capital Funds, Inc.
1933 Act Reg. No. 33-141917; 1940 Act File No. 811-22045
Post-Effective Amendment No. 3 to Registration Statement on Form N-1A

Ladies and Gentlemen:

On behalf of Wisconsin Capital Funds, Inc. (the “Registrant”), we have enclosed for filing, pursuant to Rule 485(a), Post-Effective Amendment No. 3 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A.

This Amendment is being filed primarily due to modifications the Registrant made to its form of prospectus and statement of additional information, which were made in response to the Commission’s changes to Parts A and B of Form N-1A.  Also, this Amendment is being filed to update financial and performance information and make certain other non-material changes.

Please note that, due to the timing of the filing, this Amendment does not include certain information, which was not available at the time of filing.  The Registrant will file another post-effective amendment prior to the effectiveness of the Amendment to include such information, and also include the consent of the Registrant’s legal counsel and independent registered public accounting firm.

If you have any questions regarding this letter or comments on the Amendment, please contact Fred Lautz of this office at (414) 277-5309 (fred.lautz@quarles.com) or me at (414) 277-5629 (andrew.ketter@quarles.com).  Thank you in advance for your prompt attention to this matter.

Very truly yours,

QUARLES & BRADY LLP

/s/ Andrew D. Ketter

Andrew D. Ketter

Cc: Ms. Connie Redman
Enclosure